The Best Things Come OUT OF THE BLUE Suntrust Robinson Humphrey 2006 Financial Services Unconference May 24 - 25, 2006 Exhibit 99.1

The Best Things Come OUT OF THE BLUE

Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup
(including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in these reports are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s SEC reports
(accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2006 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable than expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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Overview
Colonial Bank
• Established in 1981 with $166 million in assets
• 1981 – Mid-1995
• Completed 32 Acquisitions
• $3.3 Billion in Assets
• October 1995
• Acquired 1
st
bank outside Alabama in Atlanta, GA
• July 1996
• Acquired 2
nd
bank outside Alabama in Orlando, FL
• 1996-2005
• Completed 34 Acquisitions
• 21 in Florida, 4 in Alabama, 3 in Georgia, 3 in Texas, 3 in Nevada

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68%
1
of Colonial’s Deposits are in three of the four fastest growing states in the U.S. * - Florida, Georgia, and Nevada
Florida experienced the largest population growth in the U.S. from 2004 to 2005 increasing by 404,000 people - Texas had the second highest growth at 338,000
Florida, now the 4
th
most populous state in the U.S. with 17 million
people, is projected to pass New York (19 million) in total population by
2011
In the Right Places
1 At 3/31/06
*
Population change from 2000-2005
Source:  US Census Bureau

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Superior Projected Population Growth
2005 - 2010 Population Growth
Colonial BancGroup, Inc. 10.95%
Compass Bancshares, Inc. 9.97
Wachovia Corporation 8.85
SunTrust Banks, Inc. 8.72
South Financial Group, Inc. 8.68
Synovus Financial Corp. 7.17
Bank of America Corporation 6.95
BB&T Corporation 6.80
AmSouth Bancorporation 6.46
Regions Financial Corporation 5.86
First Horizon National Corporation 5.27
Fifth Third Bancorp 4.51
Trustmark Corporation 4.15
Whitney Holding Corporation 3.80
BancorpSouth, Inc. 3.46
Median 6.80%
Low 3.46
High 10.95
National Average 6.26
Source: SNL Financial.
Deposit data as of 6/30/05.
Population growth deposit weighted by county.

The Best Things Come OUT OF THE BLUE 5 Regional Bank Management Structure Local Boards of Directors Local Expertise in Lending Decisions Proven Community Banking Philosophy

6

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Florida Franchise and Current Population
9 Planned Branches through 12/31/06
Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $421 Million
Deposits = $49 Million
2 Branches
CENTRAL FLORIDA
Assets = $3.4 Billion
Deposits = $3.0 Billion
60 Branches
MORTGAGE WHSE.
Assets = $2.4 Billion
Deposits = $444 Million
SOUTH FLORIDA
Assets = $3.4 Billion
Deposits = $2.9 Billion
46 Branches
FLORIDA WEST COAST
Assets = $3.1 Billion
Deposits = $2.8 Billion
54 Branches

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Opportunity in Florida
$8.3
$3.2
$2.3 $2.7
$62.5
$41.5
$34.5
$139.0
$0
$50
$100
$150
Big 3 Colonial Big 3 Colonial Big 3 Colonial Big 3 Colonial
West Coast
Florida
South Florida Central Florida
Colonial’s  Florida
Markets
44.12%
52.24%
48.76%
2.91%
57.67%
5.47% 2.90% 1.88%
Deposit Market Share
($ in billions)
Big Three: Bank of America, Wachovia, SunTrust
Source: 6/30/05 market share data - SNL Datasource

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Currently $22 Billion in Assets with 301 Branches
27
th *
Largest U.S. Commercial Bank
6
th *
Largest Commercial Bank in Florida
14 Branch Openings Planned for the remainder of  2006
20-25 Branch Openings Planned for 2007
Colonial at March 31, 2006
*
Source:  SNL Financial

The Best Things Come OUT OF THE BLUE 10 Retail Banking * * * * *

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Key Initiatives:
Non-Time Deposit Growth
Noninterest Income Growth
Enhanced Consumer Services
Strategic Marketing Plan
Retail Banking – Adding Value to the Franchise
Convenience in Markets Served
Sales Training Program
Branch Sales Incentive Plan
Needs-based sales and service approach enhanced by:
Tactics:
Promote Business Banking and Consumer
Checking Products
Target Deposit Service Charges and Lines
of Business Revenues
Image Functionality Added to Online
Banking Services, Free Bill Pay
Improved mix and frequency of Direct Mail,
Sales Leads, Newspaper, Radio and Branch
Collateral

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Key Initiatives:
Alignment of business banking production under the Retail line of business while increasing the number of business bankers
Enhanced business banking product offerings
Centralized business lending unit
Retail Banking – 2006 Non-Time Deposit Growth Initiatives
Key Initiatives:
Focus on weekly account acquisition targets and net account growth
Enhanced consumer services through image delivery and on-line banking
Streamlined product offerings
Personal Deposits Objectives:
50% increase in noninterest account openings
25% net growth in noninterest bearing accounts
Continued double digit deposit growth in non-time
deposits
Business Banking Objectives:
35% Increase in Business Banking checking openings
30% Increase Business Banking loan production

The Best Things Come OUT OF THE BLUE 13 Direct Mail Ads for Free Checking

The Best Things Come OUT OF THE BLUE 14 Direct Mail Ads for Business Banking

The Best Things Come OUT OF THE BLUE 15 Direct Mail Ads for Online Banking/Bill Pay

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Retail Banking Noninterest Income Growth Initiatives
Deposit Service Charges
• Strategic Marketing plan targeting both personal and business noninterest bearing DDA growth
Financial Planning Services
• Offer brokerage products and services, fixed annuities, life, disability and long-term care insurance and trust services
• Currently have 46 financial consultants - planning to increase consultants to 54 by the end of 2006
• 352 Licensed Fixed Annuity Reps; Launched a Series 6 program with 60 professionals focused on mutual fund sales and variable annuities
• Renewed emphasis on selling Trust Services
Mortgage Banking
• Increased emphasis on generating fixed rate product for the secondary market
• 2006 is the first full year of increased staffing
• Hired 50 mortgage bankers mid-year 2005
Objective:     25% of our revenue from fee based services

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Retail Banking – Adding Value to the Franchise
Expanding branch network that offers marketplace
convenience
Offering products and services that increase low cost
deposits and noninterest revenues
Acquiring new relationships while expanding and retaining
profitable customers through an integrated marketing plan

The Best Things Come OUT OF THE BLUE 18 Financial Highlights * * * * *

The Best Things Come OUT OF THE BLUE 19 $122 $151 $146 $173 $229 $65 $48 2001 2002 2003 2004 2005 1Q05 1Q06 ($ in millions) Net Income 35% 3 Year CAGR = 16% 88% 24% (3)% 18% 32%

The Best Things Come OUT OF THE BLUE 20 $0.34 $0.42 $1.52 $1.31 $1.16 $1.26 $1.06 2001 2002 2003 2004 2005 1Q05 1Q06 (diluted) Earnings Per Share 19% (8)% 13% 16% 24% 3 Year CAGR = 9% 43%

The Best Things Come OUT OF THE BLUE 21 $422 $455 $495 $567 $163 $188 2001 2002 2003 2004 2005 1Q05 1Q06 $709 Net Interest Income ($ in millions) 8% 9% 15% 15% 25% 3 Year CAGR = 13% 68%

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Net Interest Margin
3.86%
3.85%
3.78%
3.72%
3.64%
3.58%
3.53%
3.49%
3.45%
3.41%
3.36%
3.10%
3.20%
3.30%
3.40%
3.50%
3.60%
3.70%
3.80%
3.90%
3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06

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Effective Net Interest Margin Management
Ten consecutive quarters of expanded Net Interest Margin
Grew Earning Assets with high quality floating or adjustable rate loans
• 75% of the loan portfolio is variable or adjustable rate at 3/31/06
Conservative balance sheet management
• Securitized $1.5 billion of lower yielding assets and paid down wholesale borrowings
• Securities comprised only 14.7% of average earning assets in 1Q06
Improved Funding Mix
• Average deposits funded 79% of average earning assets in 1Q06 compared to 69% in 1Q05
• 59% of deposits are transaction accounts; 20% of deposits are noninterest bearing

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$13,988
$10,862
$9,419
$8,734
$8,433
$12,392
$15,244
$15,595
2001 2002 2003 2004 2005 1Q05 4Q05 1Q06
Average Deposits
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
*Annualized
18%
1*
($ in millions)
9%*
29%
3 Year CAGR = 14%
85%
16%
1

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Expense Savings Initiatives
Control Salary Increases and Pay for Performance
Focused on reducing fees for professional services:  Accounting, Legal and Technology Consultants
Centralized Program to manage new branch design, construction and furnishings
National Contracts for operating supplies, cell phones, travel, building and repairs
Donations and Advertising are managed through centralized marketing team
Divested of 20 branches in 2005 which had limited growth prospects

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Expense Savings Initiatives -
Results
Noninterest expenses decreased 5% linked quarter
Improved operating leverage – the ratio of noninterest expense to recurring revenue improved 275 basis points from 4Q05
High performers are rewarded
Achieved a disciplined approach to expense management

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Financial Summary
Record Earnings, EPS up 24%
Strong Core Revenue Growth, 14%
Effective Net Interest Margin Management
10 Consecutive Quarters of NIM Expansion
Strong Loan and Deposit Growth
Efficient Cost Control
1Q06 COMPARED WITH 1Q05

The Best Things Come OUT OF THE BLUE 28 Credit * * * * *

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Solid and Proven Policies and Underwriting
• We focus on lending to individuals and companies we know
• We avoid  “speculative” projects
• We ensure strong guarantor support on our loans
• We have a comprehensive Limit Model for CRE/Construction exposure
• Model sets limits for each property type, MSA, and property type within each
MSA
• Limits are set based on risk factors such as property type metrics (vacancy rates, rental rates, absorption rates, price trends), Colonial’s past history within property type, population levels, industry outlook, etc.
Strong Committee Process
• Low individual lending authorities
• Multi-tiered Committees
• Regional Director involvement
Experienced Credit Group
• Active involvement by CEO and CCO
• Credit Review Area
• Risk Management Team
Credit Process

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Committee Lending Authority Meeting
Senior Loan Comm. Over $20 million Bi-weekly
State Loan Comm. $2 - 20 million Bi-weekly
Directors Loan Comm. $500,000 - $2 million Bi-weekly
Officers Loan Comm. $100,000 - $500,000 Weekly
No individual has more than a $100,000 unsecured lending limit.
Credit Process (cont’d)

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0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.21%
0.78%
1.17%
1.25%
0.24%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 1Q06
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

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0.47%
0.51%
0.09%
0.19%
0.26%
0.14%
0.33%
0.13%
0.18%
0.23%
0.23%
0.21%
0.21%
0.28% 0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 1Q06
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
*Source: SNL Financial
1 Annualized
1
Net Charge-Offs/Average Loans

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Why Invest in Colonial BancGroup?
High Growth Company in the Right Locations for Continued Success
• Our goal is to be the #4 commercial bank in Florida
Conservative Lending Philosophy
• Excellent net charge-off history
Opportunity to Improve
• Our goal is to have 25% of our revenue from fee based services
Experienced and Strong Management Team
• Delivered best shareholder returns in the Southern United States for 1,
3, and 5 year returns
1
; 15% in 2005 v. S&P Bank Index (4.76%)
16 Years of Increased Dividends: $0.68
*
for 2006
Strong Consensus Estimates for 2006 and 2007
• 2006 Mean: $1.72, up 13% over 2005
• 2007 Mean: $1.90, up 10% over 2006
*
Estimated
1
Source: Wall Street Journal “Compound Annual Total Returns through 12/31/05”

The Best Things Come OUT OF THE BLUE 34 Supplemental Information * * * * *

The Best Things Come OUT OF THE BLUE 35 Colonial 15.34% 15.34% S&P 500 Index 4.91% S&P Bank Index (4.76)% 2005 Total Shareholder Return

COMPANY NAME
STOCK
SYMBOL
ONE-YEAR
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
3-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
5-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
10-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
Hudson City Bancorp HCBK 8.06 5.96 30.50 14.00 33.61 21.81 NA NA
People’s Bank PBCT 23.39 21.30 46.35 29.85 27.91 16.12 23.80 8.42
Bank of Hawaii BOH 4.44 2.34 22.47 5.97 27.28 15.49 14.56 -0.83
UnionBanCal UB 9.21 7.11 23.54 7.04 26.60 14.81 17.26 1.88
East West Bancorp EWBC -12.54 -14.64 27.42 10.92 24.86 13.07 NA NA
Independence Community Bank ICBC -3.98 -6.08 19.09 2.59 22.75 10.96 NA NA
Sovereign Bancorp SOV -3.37 -5.46 16.20 -0.30 22.52 10.73 13.33 -2.05
Colonial Bancgroup CNB 15.37 13.28 30.20 13.70 21.47 9.68 15.22 -0.17
Cathay General Bancorp CATY -3.13 -5.22 25.05 8.55 21.10 9.31 27.12 11.73
Bank of America BAC 2.40 0.31 14.35 -2.15 19.57 7.78 14.09 -1.29
Hudson United Bancorp HU 10.03 7.93 14.32 -2.17 19.10 7.31 12.75 -2.64
Compass Bancshares CBSS 2.16 0.07 19.11 2.61 18.84 7.05 16.39 1.00
South Financial Group TSFG -13.45 -15.55 12.54 -3.96 18.58 6.79 8.85 -6.54
Wachovia Corp. WB 4.31 2.21 17.12 0.62 17.40 5.61 10.51 -4.87
Commerce Bancorp CBH 8.40 6.31 18.50 2.00 16.73 4.94 28.19 12.80
New York Community Bancorp NYB -15.01 -17.10 5.06 -11.44 16.61 4.82 26.38 11.00
AmSouth Bancorp ASO 5.19 3.10 15.45 -1.05 16.22 4.43 12.31 -3.07
Associated Banc-Corp ASBC 1.19 -0.90 16.76 0.26 16.00 4.21 11.69 -3.70
City National CYN 4.64 2.55 20.48 3.99 15.44 3.65 20.11 4.73
Golden West Financial GDW 7.91 5.81 23.00 6.50 14.84 3.05 22.38 7.00
Sky Financial Group SKYF 0.13 -1.96 15.60 -0.90 14.67 2.87 13.21 -2.18
North Fork Bancorp NFB -2.00 -4.09 10.15 -6.35 14.21 2.41 20.74 5.35
Marshall & Ilsley MI -0.48 -2.58 18.81 2.31 13.43 1.64 15.00 -0.38
Astoria Financial AF 13.67 11.58 21.00 4.50 13.18 1.39 17.21 1.82
Regions Financial RF 0.03 -2.07 11.97 -4.52 12.99 1.20 10.53 -4.86
Webster Financial WBS -5.39 -7.48 12.75 -3.75 12.94 1.15 14.56 -0.83
Popular BPOP -24.72 -26.81 10.58 -5.92 12.82 1.02 18.63 3.25
Huntington Bancshares HBAN -0.51 -2.61 11.98 -4.52 11.91 0.12 8.70 -6.68
M&T Bank MTB 2.83 0.74 12.95 -3.55 11.55 -0.24 18.94 3.56
Commerce Bancshares CBSH 11.08 8.98 17.53 1.03 11.30 -0.49 14.68 -0.71
Fulton Financial FULT -2.49 -4.59 14.69 -1.80 10.06 -1.73 15.47 0.08
U.S. Bancorp USB -0.46 -2.56 16.93 0.43 9.41 -2.39 19.84 4.45
First Horizon National FHN -6.92 -9.02 6.08 -10.42 9.40 -2.39 13.22 -2.17
Washington Federal WFSL -1.40 -3.49 10.93 -5.57 9.24 -2.55 12.03 -3.35
Mercantile Bankshares MRBK 11.17 9.08 16.95 0.45 8.65 -3.15 15.03 -0.36
Wilmington Trust WL 11.22 9.13 10.72 -5.78 8.13 -3.67 13.33 -2.06
Washington Mutual WM 7.81 5.72 12.61 -3.89 8.07 -3.72 16.56 1.17
IndyMac Bancorp NDE 17.84 15.74 32.63 16.13 7.90 -3.90 14.05 -1.34
KeyCorp KEY 1.02 -1.07 14.04 -2.46 7.88 -3.91 10.49 -4.89
Cullen/Frost Bankers CFR 13.15 11.06 20.92 4.43 7.78 -4.01 18.63 3.24
National City NCC -6.77 -8.86 11.51 -4.99 7.42 -4.37 11.61 -3.77
TCF Financial TCB -12.87 -14.96 10.69 -5.81 6.89 -4.90 15.49 0.11
SunTrust Banks STI 1.51 -0.58 11.78 -4.72 5.84 -5.95 10.44 -4.95
Zions Bancorp ZION 13.34 11.25 26.84 10.35 5.82 -5.98 16.10 0.71
BB&T BBT 3.39 1.30 8.04 -8.46 5.81 -5.98 15.75 0.36
Valley National Bancorp VLY -5.11 -7.20 5.44 -11.05 5.47 -6.32 12.28 -3.11
Wells Fargo WFC 4.48 2.39 13.81 -2.69 5.33 -6.46 17.19 1.80
Downey Financial DSL 20.69 18.60 21.48 4.98 5.26 -6.53 19.27 3.88
FirstMerit FMER -5.22 -7.31 10.71 -5.79 3.45 -8.34 9.50 -5.89
Citigroup C 4.62 2.53 15.03 -1.47 2.98 -8.81 19.60 4.21
Comerica CMA -3.39 -5.48 13.85 -2.65 2.80 -9.00 11.35 -4.04
Synovus Financial SNV -3.02 -5.11 14.72 -1.78 2.58 -9.21 14.70 -0.68
J.P. Morgan Chase JPM 5.72 3.63 23.13 6.63 1.33 -10.46 10.79 -4.59
PNC Financial Services PNC 11.68 9.59 18.32 1.82 0.36 -11.43 10.69 -4.70
Fifth Third Bancorp FITB -17.25 -19.34 -11.21 -27.71 -6.71 -18.50 12.11 -3.27
Northern Trust NTRS 8.58 6.49 15.94 -0.55 -7.23 -19.03 15.59 0.20
Bank of New York BK -1.89 -3.99 13.02 -3.48 -8.20 -19.99 12.62 -2.77
Industry Group Average 2.09 16.50 11.79 15.39
Source:  Wall Street Journal, Shareholder Scoreboard, February 27, 2006
Performance of 1,000 Major U.S. Companies Compared With Their Peers in 76 Industry Groups - Banks
This table shows the performance of the 1,000 Shareholder Scoreboard companies relative to others in their own industries. The returns are compound annual total returns -- including price changes and reinvestments from any dividends or other cash or noncash distributions -- for periods through year-end 2005. Also shown is the number of percentage points by which each company’s performance beat or trailed the industry average. Within each industry, most companies are ranked on five-year returns; companies that haven’t been publicly traded for at least five years are ranked on three-year or one-year returns, depending on how long they have been traded. Although the published returns are rounded to the nearest 10th of a percentage point, rankings are based on numbers carried out to at least seven decimal places. Rankings are by L.E.K. Consulting LLC, based on data from Dow Jones
& Co., Hemscott, Inc. a division of Hemscott PLC, and SunGard Market Data Services.

COMPANY NAME
STOCK
SYMBOL
ONE-YEAR
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
3-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
5-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
10-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
Colonial Bancgroup CNB 15.37 13.28 30.20 13.70 21.47 9.68 15.22 -0.17
Compass Bancshares CBSS 2.16 0.07 19.11 2.61 18.84 7.05 16.39 1.00
South Financial Group TSFG -13.45 -15.55 12.54 -3.96 18.58 6.79 8.85 -6.54
Wachovia Corp. WB 4.31 2.21 17.12 0.62 17.40 5.61 10.51 -4.87
AmSouth Bancorp ASO 5.19 3.10 15.45 -1.05 16.22 4.43 12.31 -3.07
Regions Financial RF 0.03 -2.07 11.97 -4.52 12.99 1.20 10.53 -4.86
SunTrust Banks STI 1.51 -0.58 11.78 -4.72 5.84 -5.95 10.44 -4.95
BB&T BBT 3.39 1.30 8.04 -8.46 5.81 -5.98 15.75 0.36
Synovus Financial SNV -3.02 -5.11 14.72 -1.78 2.58 -9.21 14.70 -0.68
Fifth Third Bancorp FITB -17.25 -19.34 -11.21 -27.71 -6.71 -18.50 12.11 -3.27
Source:  Wall Street Journal, Shareholder Scoreboard, February 27, 2006
Performance of 1,000 Major U.S. Companies Compared With Their Peers in 76 Industry Groups
Banks
Southeastern Peers
This table shows the performance of the 1,000 Shareholder Scoreboard companies relative to others in their own industries. The returns are compound annual total returns -- including price changes and reinvestments from any dividends or other cash or noncash distributions -- for periods through year-end 2005. Also shown is the number of percentage points by which each company’s performance beat or trailed the industry average.
Within each industry, most companies are ranked on five-year returns; companies that haven’t been publicly traded for at least five years are ranked on three-year or one-year returns, depending on how long they have been traded. Although the published returns are rounded to the nearest
10th
of a percentage point, rankings are based on numbers carried out to at least seven decimal places. Rankings are by L.E.K. Consulting LLC, based on data from Dow Jones & Co., Hemscott, Inc. a division of Hemscott PLC, and SunGard Market Data Services.

The Best Things Come OUT OF THE BLUE

$.68
$.61
$.58
$.56
$.52
$.48
$.44
$.38
$.34
$.30
$.27
$.22
$.15
$.16
$.17
$.18
$.20
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
16 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
*
11%

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Source: SNL Financial
U.S. Commercial Banks at 12/31/05
Total Assets Number of Offices
Company Name ($000) (Actual)
1 Citigroup Inc. 1,494,037,000 933
2 Bank of America Corporation 1,291,803,000 5,826
3 JPMorgan Chase & Co. 1,198,942,000 2,692
4 Wachovia Corporation 520,755,000 3,213
5 Wells Fargo & Company 481,741,000 3,200
6 U.S. Bancorp 209,465,000 2,523
7 SunTrust Banks, Inc. 179,712,841 1,717
8 National City Corporation 142,397,114 1,311
9 BB&T Corporation 109,169,759 1,409
10 Fifth Third Bancorp 105,225,000 1,153
11 Bank of New York Company, Inc. 102,074,000 362
12 KeyCorp 93,126,000 959
13 PNC Financial Services Group, Inc. 91,954,000 872
14 Regions Financial Corporation 84,785,600 1,418
15 M&T Bank Corporation 55,146,406 663
16 Northern Trust Corporation 53,413,800 87
17 Comerica Incorporated 53,013,000 372
18 AmSouth Bancorporation 52,607,110 703
19 Marshall & Ilsley Corporation 46,212,717 273
20 Zions Bancorporation 42,779,639 496
21 Commerce Bancorp, Inc. 38,466,037 377
22 First Horizon National Corporation 36,579,061 242
23 Huntington Bancshares Incorporated 32,764,805 415
24 Compass Bancshares, Inc. 30,798,232 414
25 Synovus Financial Corp. 27,620,672 294
26 Associated Banc-Corp 22,100,082 331
27 Colonial BancGroup, Inc. 21,426,197 300
28 Webster Financial Corporation 17,836,562 152
29 Mercantile Bankshares Corporation 16,421,729 239
30 BOK Financial Corporation 16,252,907 145
31 Sky Financial Group, Inc. 15,683,291 297
32 First Citizens BancShares, Inc. 14,639,392 391
33 City National Corporation 14,581,860 58
34 South Financial Group, Inc. 14,319,285 176
35 Commerce Bancshares, Inc. 13,885,545 197
36 TCF Financial Corporation 13,365,360 456
37 Valley National Bancorp 12,436,102 164
38 Fulton Financial Corporation 12,401,555 258
39 Investors Financial Services Corp. 12,096,393 1
40 BancorpSouth, Inc. 11,768,674 255

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$13,185
$15,815
$16,268
$18,897
$21,426
$21,969
$0
$5,000
$10,000
$15,000
$20,000
$25,000
2001 2002 2003 2004 2005 3/31/2006
($ in millions)
Growth in Assets
20%
3%
16%
13%
10%*
*Annualized

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FL
58%
AL
23%
TX
4%
GA
5%
NV
5%
Corp
5%
FL
57%
Corp
10%
GA
6%
AL
17%
TX
6%
NV
4%
301 Branches $22 Billion in Assets $15.9 Billion in Deposits
NV
14
TX
13
FL
162
GA
20
AL
92
Colonial at March 31, 2006

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1
st
Quarter Highlights
Record Net Income of $65 million, up 35% over 1Q05
Record Diluted EPS of $0.42, up 24% over 1Q05
Strong Increase in Revenue
1
• Revenue
1
up 14% over 1Q05
• Net Interest Income increased 15% over 1Q05
• Noninterest Income
1
increased 6% over 1Q05
Improved Operating Leverage
• Noninterest Expenses decreased 5% linked quarter
• Efficiency ratio
1
improved 275 bps from 4Q05 to 54.73%
Strong Period End Loan Growth
2
of 16% over prior year, 12%
annualized from the end of 2005
1 Excluding gains/losses on securities and derivatives, branch sales and sale of Goldleaf
2 Excluding Mortgage Warehouse Loans

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1
st
Quarter Highlights (cont’d)
Excellent Credit Quality
• Provision expense exceeded net charge-offs by $2.6 million or 26%
• Allowance for loan losses was 1.14% of net loans and covered nonperforming assets by 468% at 3/31/06
Outstanding Deposit Growth
• Average Deposits increased 26% from the 1Q05, 16%
1
organically, and
18%
1
annualized over 4Q05
• Florida Franchise had 17% annualized growth in average deposits over
4Q05
• Texas and Nevada branches each grew average deposits in excess of
25% annualized over the 4Q05
1
Excluding acquisitions, sale of branches and brokered deposits

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Noninterest Income
($ in millions)
1Q06 4Q05 $ Change % Change
Service charges on deposit accounts 14.2 $      14.5 $      (0.3) $       -2%
Financial planning services 3.1           2.6           0.5           19%
Electronic banking 4.1           4.0           0.1           2%
Mortgage banking 2.9           2.8           0.1           4%
Mortgage warehouse fees 6.3           6.8           (0.5)          -7%
Bank-owned life insurance 4.0           3.5           0.5           14%
Goldleaf income 1.2           2.7           (1.5)          -56%
Net cash settlement of swaps -             1.5           (1.5)          -100%
Other income 5.8           5.2           0.6           12%
        Core noninterest income 41.6         43.6         (2.0)          -5%
Securities and derivatives gains (losses), net 4.2           (20.0)       24.2         121%
Change in fair value of swaps -             (6.7)         6.7           100%
Gain on sale of branches -             27.4         (27.4)        -100%
Gain on sale of Goldleaf 2.8           -            2.8           100%
        Total Noninterest Income 48.6 $      44.3 $      4.3 $        10%
Noninterest Income to Average Assets (1) 0.78% 0.82%
Noninterest Income to Total Revenue (1) 18.1% 18.9%
(1)   Core noninterest income was used in the calculation

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Noninterest Expense
($ in millions)
1Q06 4Q05 $ Change % Change
Salaries and employee benefits 68.8 $       66.6 $      2.2 $        3%
Occupancy expense of bank premises, net 15.5          17.4         (1.9)          -11%
Furniture and equipment expense 11.4          11.8         (0.4)          -3%
Professional services 4.4            6.9           (2.5)          -36%
Amortization of intangibles 3.1            3.1           -             0%
Advertising 2.9            3.7           (0.8)          -22%
Merger related expenses -              0.4           (0.4)          -100%
Goldleaf 1.0            2.4           (1.4)          -58%
Other expense 18.8          20.2         (1.4)          -7%
        Total Noninterest Expense 125.9 $     132.5 $    (6.6) $       -5%
Efficiency Ratio (1) 54.73% 57.48%
Noninterest Expense to Average Assets 2.34% 2.51%
(1)   Core noninterest income was used in calculation, see components on Noninterest Income slide

The Best Things Come OUT OF THE BLUE 46 Loan Portfolio Distribution (as of March 31, 2006) Consumer and Other 3% Commercial 7% MWL 3% Residential RE 20% RE Construction 38% CRE Owner Occ. 7% CRE 22%

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CRE Loan Portfolio Distribution
23.9% Owner Occupied
Average loan size = $606M
Characteristics of 75 largest loans:
• Total $772 million and represent
17.4% of CRE portfolio
• Average loan to value ratio is 68%
• Average debt coverage ratio = 1.46x
(as of March 31, 2006)
Church/
School
4.2%
Lodging
6.0%
Recreation
1.8%
Industrial
1.6%
Healthcare
6.1%
All Other Types
10.6%
Warehouse
13.2%
Multi-family
9.6%
Office
20.6%
Retail
26.3%

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Construction Loan Portfolio Distribution
(as of March 31, 2006)
Average loan size = $699M
Characteristics of 75 largest loans:
• Total $1.3 billion and
represent 21.5% of portfolio
• Average loan to value ratio is
67%
Residential
Developments
and Lots
27.0%
Land Only
23.6%
Residential
Home
Construction
17.2%
Condominium
8.9%
Retail
5.9%
All Other
Types
5.2%
Multi-Family
2.9%
Commercial
Development
5.9%
Office
3.4%

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We appreciate your time and interest in
Colonial BancGroup.
Robert E. Lowder
Chairman and CEO
Colonial BancGroup
Sarah H. Moore
Chief Financial Officer
Colonial BancGroup
Patti Hill
Chief Operating Officer
Colonial BancGroup
Glenda Allred
Director of Investor Relations
Colonial BancGroup
Ph. 334-240-5008